UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2009

DYNEGY INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 507-6400

N.A.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 4, 2009, Dynegy Inc. (“Dynegy”) announced that Tracy A. McLauchlin was promoted to the role of Senior Vice President and Controller. In this role she will serve as Dynegy’s Principal Accounting Officer and be responsible for management of the company’s financial and operational accounting function and external reporting functions, as well as Dynegy’s accounting policies and procedures. She replaces Carolyn J. Stone, who was named Senior Vice President and Treasurer.
Ms. McLauchlin, 39, who is a Certified Public Accountant, most recently served as Managing Director and Assistant Controller, a position she has held since March 2007. From 2006 to 2007 she served as Director of Planning and Forecasting. Ms McLauchlin joined Dynegy in 2004 as Director of Planning and Reporting for Generation. Prior to joining Dynegy Ms. McLauchlin served as a Principal Financial Analyst with Coca Cola North America from 1998 until June 2004. Ms. McLauchlin will report directly to Holli C. Nichols, Dynegy’s Executive Vice President and Chief Financial Officer.
She was not appointed pursuant to any arrangement or understanding between herself and any other person. There are no relationships between Ms. McLauchlin and Dynegy that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure
A copy of the press release issued by Dynegy Inc. announcing the above changes is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. In addition, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit
No.	Document

99.1	Press release dated March 4, 2009, announcing leadership appointments in finance and accounting areas.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC. (Registrant)
Dated: March 4, 2009	By:	/s/ KENT R. STEPHENSON
		Name:	Kent R. Stephenson
		Title:	Senior Vice President, Deputy General Counsel

EXHIBIT INDEX

Exhibit
No.	Document

99.1	Press release dated March 4, 2009, announcing leadership appointments in finance and accounting areas.